CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of
       ALLTEL Corporation:


As independent public accountants, we hereby consent to the use of our report dated February 13, 1998, with respect to the GTE Mobilnet of South Texas Limited Partnership, included in this Form 10-K, into ALLTEL Corporation's previously filed Registration Statements, File Nos. 2-99523, 33-35343, 33-48476, 33-54175,
33-56291 and 33-65199. Such GTE Mobilnet of South Texas Limited Partnership financial statement are not included separately in this Form 10-K.


                                                /s/ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 24, 1999
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